                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                         SUN CAPITAL MONEY MARKET FUND
                     SUN CAPITAL INVESTMENT GRADE BOND FUND
                          SUN CAPITAL REAL ESTATE FUND
                       SUN CAPITAL BLUE CHIP MID CAP FUND
                         SUN CAPITAL SELECT EQUITY FUND
                     SUN CAPITAL INVESTORS FOUNDATION FUND

LETTER FROM THE PRESIDENT
----------------------------------------------------------------------

Dear Contractholders,

    We are pleased to provide you with the 1999 annual report for Sun Capital Advisers Trust. The report that follows includes detailed information about portfolio holdings and an analysis of 1999 performance and investment strategy for 2000 for each of the six funds of Sun Capital Advisers Trust.

    One of the significant changes to Sun Capital Advisers Trust in 1999 was the addition of three funds subadvised by Wellington Management Company, LLP. The Blue Chip Mid Cap, Select Equity and Investors Foundation funds were introduced on September 1. These funds, along with the Investment Grade Bond and Real Estate funds, posted strong relative performances in 1999.

    We appreciate your investment in the Sun Capital Advisers Trust and look forward to serving your investment needs now and in the future.

Respectfully,

[LOGO]

James M.A. Anderson
President

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 MONEY MARKET FUND

For the year ended December 31, 1999, the total return of the Sun Capital Money Market Fund was 4.63%, compared to 4.85% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At December 31, 1999, the Fund had net assets of $14.0 million compared to $2.5 million a year earlier. The Fund had a seven-day yield of 5.35% and an average maturity of 35 days. The portfolio was 93% invested in highly rated commercial paper, 4% in short-term corporate securities and 3% in an institutional money market fund.

Money market rates, as measured by three-month U.S. Treasury Bills, rose almost 50 basis points in the fourth quarter. The economy was strong, which prompted the Federal Reserve to increase the Federal Funds rate by twenty-five basis points to 5.50% on November 16th. This was the third time such a move was made in 1999 with the other increases coming in June and August. As a result, money market rates for the year rose almost 1%. Three-month Treasury bills started the year at 4.45%, declined to 4.27% in April and peaked at 5.58% in December, before closing the year at 5.33%. The spreads on 90-day commercial paper over Treasury bills fluctuated between 28 and 139 basis points during the year. There was reduced issuance in the marketplace, particularly of maturities in a band around year-end, due to Y2K concerns that had a slight impact on liquidity.

Due to weak fixed income markets, Y2K concerns, and our view that the economy will continue growing strongly into 2000, the fund's average maturity was reduced to 35 days at year end. It is anticipated that the Federal Reserve will further raise rates during 2000 and the portfolio's average term will be extended as opportunities occur.

TOP TEN HOLDINGS
AT DECEMBER 31, 1999
----------------------------------------------------

                                     % OF NET ASSETS
                                       ----------
Laclede Gas Company 6.30% 1/25/2000         4.28%
Schering Corp. 6.13% 1/25/2000              3.92%
Toyota Motor Credit 5.90% 3/03/2000         3.90%
CIT Group Holdings 5.95% 2/04/2000          3.58%
Wal-Mart Stores 5.65% 2/01/2000             3.58%
SSGA Money Market Fund                      3.36%
Pacific Gas & Electric 5.89%                3.20%
 2/11/2000
Duke Energy Corporation 5.78%               3.20%
 2/14/2000
Merrill Lynch 5.84% 2/18/2000               3.09%
American Express Credit Corp 5.81%          2.86%
 1/21/2000

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SUN CAPITAL   MERRILL LYNCH
          MONEY MARKET     3-MONTH
              FUND      T-BILL INDEX
12/7/98     $10,000.00     $10,000.00
12/31/98    $10,031.00     $10,030.00
3/31/99     $10,137.60     $10,135.98
6/30/99     $10,246.25     $10,255.04
9/30/99     $10,363.47     $10,384.79
12/31/99    $10,495.25     $10,513.47

TOTAL RETURNS**

                                               YEAR ENDED       LIFE OF
                                           DECEMBER 31, 1999    FUND***
                                          --------------------  -------
Money Market Fund.......................             4.63%       4.63%
Merrill Lynch 3-month U.S. Treasury Bill
  Index*................................             4.85%       4.79%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***Average annual total return for the period from December 7, 1998 (commencement of operations) to December 31, 1999.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 INVESTMENT GRADE BOND FUND

For the year ended December 31, 1999, the total return for the Sun Capital Investment Grade Bond Fund was (0.56)%, exceeding the Lehman Brothers Aggregate Bond Index return of (0.82)%.

The Fund's top three sector allocations were led by the U.S. Government & Agency Obligation sector with a 46.5% weighting. The Electric Utilities and Asset Backed sectors follow at 7.3% and 7.2%, respectively, of the portfolio. At year-end 54.2% of the portfolio was rated AAA or higher (Government obligations) and 89.3% of the Fund was rated investment grade. The portfolio duration of 4.82 years was slightly shorter than the Lehman Aggregate Index duration of 4.92 years.

Interest rates moved sharply higher and the yield curve flattened during the fourth quarter, as the economy continued to charge ahead. Two, ten and thirty-year Treasury yields were 6.24%, 6.44% and 6.48% respectively at year-end, for increases of 63, 56 and 43 basis points during the quarter. The Federal Reserve boosted the Federal Funds rate an additional 25 basis points to 5.5% in mid-November. They have now fully reversed the three rate reductions brought on from the financial crises during the second half of 1998. Interest rates now stand in sharp contrast to where they were one year ago. At that time, yields on almost the entire Treasury yield curve were below the Federal Funds rate, in anticipation of an economic slowdown that never materialized. Today, the Treasury note and bond market is yielding a minimum of 75 basis points over the Federal Funds rate, and investors expect further rate hikes from the Federal Reserve.

Market illiquidity, which had been most evident in the Corporate bond market, began to subside during November and conditions continued to improve through December. As we moved closer to year-end, both Y2K concerns and the constant supply of new bond issuance abated. Market volatility declined and investors slowly came back to the market with a greater appetite for risk. On a relative basis, the prices for lower rated Corporate securities performed well.

The technical factors that caused market dislocation through much of 1999 are now behind us and investors are currently focused on the fundamental market outlook. The non-Treasury markets continue to see stronger relative performance. This is primarily due to the fact that the economy remains on a strong growth track, Y2K was largely a non-event, and new issue bond supply is moderate in the face of strong investor demand. We anticipate that the Federal Reserve will push the Federal Funds rate higher, possibly as soon as February. The portfolio is presently positioned to benefit from these trends.

TOP TEN BOND ISSUERS                                    TOP FIVE SECTORS
AT DECEMBER 31, 1999                                    AT DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                         % OF NET ASSETS
                                       ----------                                              ----------
U.S. Treasury                              16.54%       U.S. Govt. & Agency Oblig.                  46.5%
Federal National Mortgage Assn.            11.04%       Electric Utilities                           7.3%
Federal Home Loan Mortgage Assn.           10.30%       Asset Backed                                 7.2%
Government National Mortgage Assn.          8.64%       Financial                                    4.8%
Household Finance                           3.42%       Broadcasting/Media                           4.1%
El Paso Electric Company                    2.45%
Sears Roebuck Acceptance Corp.              1.65%
Discover Card Master Trust I                1.62%
Coastal Corp.                               1.56%
Peco Energy Transition Trust                1.55%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SELECT EQUITY   S&P 500
                FUND
12/7/1998      $10,000.00  $10,000.00
12/31/1998     $10,004.15  $10,025.04
3/31/1999      $10,045.41   $9,975.31
6/30/1999       $9,955.74   $9,887.66
9/30/1999       $9,962.79   $9,954.80
12/31/1999      $9,948.31   $9,942.64

TOTAL RETURNS**

                                              YEAR ENDED        LIFE OF
                                          DECEMBER 31, 1999     FUND***
                                          ------------------  ------------
Investment Grade Bond Fund..............          (0.56)%       (0.48)%
Lehman Brothers Aggregate Bond Index*...          (0.82)%       (0.53)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***Average annual total return for the period from December 7, 1998 (commencement of operations) to December 31, 1999.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 REAL ESTATE FUND

For the year ended December 31, 1999, the Sun Capital Real Estate Fund posted a total return of (3.98)%, compared to a return of (4.54)% for the Morgan Stanley REIT Index. Since inception, December 7, 1998 through December 31, 1999, the Fund posted a total return of (4.66)%, compared to a return of (6.71)% for the Index. The relative outperformance of the Fund was largely driven by the outperformance of its industrial/office and apartment holdings, relative to their peers in the Index, as well as its slight relative overweight to the industrial/office sector, one of the better performing sectors in the Index.

With stock market investors fixated on growth stocks (as demonstrated by the NASDAQ Composite returns of 42.8% for the fourth quarter and 86.1% for the year), the REIT market suffered through its second consecutive year of negative total return. REIT stock performance was generally weak throughout the year. The few attempts at rallies, sparked by positive comments on the sector by Warren Buffet and several instances of management-led privatizations, were not sustained for any great lengths of time.

The largest positive contributions to the Fund's relative outperformance came from the outperformance of several of its largest holdings, including CenterPoint Properties, Apartment Investment & Management Co., Equity Residential Properties, Equity Office Properties, AvalonBay Communities, SL Green Realty and ProLogis Trust. The Fund performance was hurt by the underperformance of some of its retail holdings, primarily Developers Diversified and General Growth Properties.

REITs continue to look very attractive relative to other markets. The current price/funds from operations (FFO) ratio of the REIT universe is approximately 30% that of the S&P 500 price/earnings ratio, compared to a historic average relationship of 66%. In addition, the current spread between the REIT universe dividend yield and the 10 year Treasury Note is 210 basis points, compared to a historical average of 50 basis points. Also, REIT stock prices are currently at a 25% discount to their estimated net asset values, compared to an average historical relationship of a 10-20% premium. While no catalysts to trigger sustained price appreciation are immediately identifiable, we are hopeful that dividends alone will have a positive influence on returns.

For the industrial sector, most markets remain in equilibrium, as both new construction and demand for new space should moderate slightly in 2000. Themes to watch this year include internal growth, recycling of capital, joint venture agreements (driven largely by the scarcity of capital), and impacts on warehousing and distribution from e-commerce and other "new economy" developments.

Office REITs that performed well in 1999 either had an urban focus, or had properties located in particularly strong markets. Our two largest office holdings, SL Green Realty and Equity Office Properties, have properties that are primarily located in urban areas and accordingly performed relatively well in 1999, with total returns of 7.13% and 9.18%, respectively.

The multifamily apartment sector was the best performing property sector in 1999, achieving a 10.5% total return. There were a couple of reasons for this. First, there was no fear of overdevelopment as supply and demand were in equilibrium. Secondly, apartments are considered the least risky of the real estate property types. The large, diversified, well-managed multifamily REITs outperformed in 1999. Our holdings of Equity Residential Properties, AvalonBay Communities and Apartment Investment & Management Co. all performed very well, as they fit into this category of large and well managed REITs.

The mall sector had a (14.7)% total return for 1999 while the strip center sector had a (11.0)% total return for 1999. The effect of the Internet on traditional shopping hurt the sector performance in 1999 and will limit multiple expansion for the sector in 2000.

TOP TEN HOLDINGS                                        TOP FIVE PROPERTY TYPES
AT DECEMBER 31, 1999                                    AT DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                         % OF NET ASSETS
                                       ----------                                              ----------
AvalonBay Communities, Inc.                 7.74%       Office                                      28.3%
SL Green Realty Corp.                       7.11%       Apartments                                  21.0%
Equity Office Properties Trust              6.38%       Warehouse & Industrial                      13.6%
Kimco Realty Corp.                          5.71%       Regional Malls                              11.5%
Public Storage, Inc.                        5.05%       Shopping Centers                            11.5%
ProLogis Trust                              4.90%
Equity Residential Properties Trust         4.77%
Reckson Associates Realty Corp.             4.62%
Apartment Investment &                      4.27%
 Management Co.
CenterPoint Properties Corp.                4.20%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SUN CAPITAL  MORGAN STANLEY
            REAL ESTATE       REIT
               FUND          INDEX
12/7/1998    $10,000.00      $10,000.00
12/31/1998    $9,929.44       $9,773.77
3/31/1999     $9,364.92       $9,303.43
6/30/1999    $10,383.06      $10,225.57
9/30/1999     $9,536.29       $9,398.40
12/31/1999    $9,534.00       $9,329.59

TOTAL RETURNS**

                                               YEAR ENDED          LIFE OF
                                           DECEMBER 31, 1999       FUND***
                                          --------------------  -------------
Real Estate Fund........................            (3.98)%        (4.37)%
Morgan Stanley REIT Index*..............            (4.54)%        (6.28)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***Average annual total return for the period from December 7, 1998 (commencement of operations) to December 31, 1999.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 1999 MARKET OVERVIEW (BY WELLINGTON MANAGEMENT CO., LLP)

The past year proved to be another extraordinary one for equity investors, with the S&P 500 index up 21.0% and mid-cap indices such as the S&P Mid Cap 400 up 14.7%. Technology stocks and communication service stocks were the clear leaders for the year, driving markets and valuations to new highs. Indeed, Internet-related stocks offered eye popping triple digit returns dwarfing even traditional technology leaders. The narrow momentum character of the market is exemplified by the fact that, excluding technology, the S&P 500 was only up mid-single digits for the year with electric utilities, most transportation stocks and many consumer brand companies actually down for the year. In fact, more stocks provided negative returns in 1999 than positive returns and only about 30% of the stocks in the index outperformed the index. The top four companies, Cisco, GE, Microsoft and Wal-Mart, together represent almost 15% of the market capitalization of the S&P 500 and were up on average 80% in 1999.

Within this context, the three portfolios sub-advised by Wellington Management Company, LLP since September 1, 1999 performed extremely well -- all producing double-digit returns over these four months.

 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

Sun Capital Blue Chip Mid Cap Fund returned 27.07% since inception of the fund on September 1, 1999 through December 31, 1999, compared to 13.57% for the S&P Mid Cap 400 Index. The Blue Chip Mid Cap Fund utilizes a two tiered approach. First we identify the fastest growing sectors in the market using general economic and investment research. We believe that these "sectors of opportunity" include technology, services, health care, finance and consumer products. Then we focus on individual security analysis searching for high-quality, mid-cap companies that have critical mass yet have the potential to be much larger. We call these "companies on the verge of greatness." Representative investments that meet these criteria and have increased returns since inception of the portfolio include Veritas and Analog Devices in technology, American Tower in media, and Immunex in health care. As we look forward, the opportunity in mid cap stocks remains compelling. We believe that earnings growth for the sector will be strong over the next three to five years and many stocks are trading at very attractive relative valuations. The Fund is well positioned to take advantage of these trends with broad exposure to high-quality companies in all 10 major industries.

TOP TEN HOLDINGS                                        TOP FIVE SECTORS
AT DECEMBER 31, 1999                                    AT DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                         % OF NET ASSETS
                                       ----------                                              ----------
American Tower Corp. Class A                2.88%       Business Services                           21.3%
Manpower, Inc.                              2.39%       Communication Services                      12.7%
Analog Devices, Inc.                        2.19%       Electronics                                 11.1%
Waters Corp.                                2.11%       Drugs & Health Care                          8.7%
Immunex Corp.                               2.06%       Retail                                       6.7%
MBIA, Inc.                                  2.01%
Gartner Group, Inc. Class A                 2.00%
Iron Mountain, Inc.                         1.97%
Dollar General Corp.                        1.95%
McLeodUSA, Inc.                             1.91%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MID CAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SUN CAPITAL    S&P 400
           BLUE CHIP
          MID CAP FUND
9/1/99      $10,000.00  $10,000.00
9/30/99      $9,710.00   $9,691.30
10/31/99    $10,350.00  $10,185.17
11/30/99    $10,919.97  $10,719.79
12/31/99    $12,707.46  $11,356.86

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Blue Chip Mid Cap Fund............................  27.07%
S&P Mid Cap 400 Index*............................  13.57%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's Mid Cap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Sun Capital Select Equity Fund returned 26.40% since inception of the Fund on September 1, 1999 through December 31, 1999, compared to 11.73% for the S&P
500. The Fund is a concentrated fund that invests in 30 high quality companies (ranges from 20-40 names). The Fund's strong return since inception was due primarily to strong stock selection in the technology, finance and healthcare sectors. The Fund benefited from holdings in Broadcom, Cisco Systems, Exodus Communications, Motorola and Nokia to name a few. In the finance areas, the Funds' holdings in Citigroup, Marsh & McClennan and Morgan Stanley Dean Witter all contributed to performance. In health care, Merck, Warner-Lambert, and a recent position in Immunex all increased returns. Looking forward into the year 2000, for the first time in a decade all major economic regions of the world could be growing at the same time. We think this bodes well for economically and internationally sensitive groups such as materials, energy, industrial and commercial, technology and well positioned multinational consumer products companies. We remain cautiously optimistic about the US equity markets in 2000 and feel the Fund is well positioned to capitalize on these trends going forward.

TOP TEN HOLDINGS                                        TOP FIVE SECTORS
AT DECEMBER 31, 1999                                    AT DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                         % OF NET ASSETS
                                       ----------                                              ----------
Nokia Oyj ADR                               4.81%       Communication Services                      22.3%
MCI WorldCom, Inc.                          4.80%       Drugs & Health Care                         13.1%
Cisco Systems, Inc.                         4.38%       Telecommunications                          11.6%
Sprint Corp. (PCS Group)                    3.99%       Software                                    10.0%
AT&T Corp.-Liberty Media Group              3.98%       Financial Services                           9.6%
 Class A
Lucent Technologies, Inc.                   3.78%
Citigroup, Inc.                             3.78%
Oracle Corp.                                3.71%
Global Crossing, Ltd                        3.70%
Immunex Corp                                3.62%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SUN CAPITAL   S&P 500 INDEX
          SELECT EQUITY
              FUND
9/1/99       $10,000.00     $10,000.00
9/30/99       $9,700.00      $9,725.90
10/31/99     $10,159.78     $10,341.35
11/30/99     $10,819.76     $10,551.59
12/31/99     $12,639.75     $11,173.08

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Select Equity Fund................................  26.40%
S&P 500 Index.....................................  11.73%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

Sun Capital Investors Foundation Fund returned 12.13% for the period since inception of the Fund on September 1, 1999 through December 31, 1999, compared to 11.73% for the S&P 500. The Investors Foundation approach combines Wellington Management's proprietary fundamental research with a quantitative valuation approach. The complementary nature of these two approaches improves the consistency of value added. We strive to take a consistent amount of risk relative to the benchmark over time. The Investors Foundation Fund owned four of the largest companies in the S&P 500 (Microsoft, Wal-Mart, GE and Cisco) as well as other large cap bellwether companies like Citigroup, IBM, Motorola and Home Depot. Looking forward we continue to have a fair representation in technology but prefer some of the less expensive hardware makers. We have not given up on some of the higher yielding sectors, including utilities and energy. We see attractive opportunities in consumer staples and therefore have begun initiating positions in stocks such as Coca-Cola and PepsiCo.

TOP TEN HOLDINGS                                        TOP FIVE SECTORS
AT DECEMBER 31, 1999                                    AT DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                         % OF NET ASSETS
                                       ----------                                              ----------
Microsoft Corp.                             5.74%       Drugs & Health Care                          8.7%
Citigroup, Inc.                             2.87%       Software                                     8.6%
Wal-Mart Stores, Inc.                       2.86%       Computers & Business Equipment               8.5%
General Electric Co                         2.80%       Electronics                                  7.6%
International Business Machines             2.51%       Retail                                       6.8%
 Corp.
Cisco Systems, Inc.                         2.49%
Home Depot, Inc.                            2.39%
Motorola, Inc.                              2.28%
AT&T Corp.                                  2.10%
Kimberly-Clark Corp.                        2.02%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SUN CAPITAL    S&P 500 INDEX
             INVESTORS
          FOUNDATION FUND
9/1/99         $10,000.00     $10,000.00
9/30/99         $9,680.00      $9,725.90
10/31/99       $10,119.96     $10,341.35
11/30/99       $10,399.98     $10,551.59
12/31/99       $11,212.67     $11,173.08

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Investors Foundation Fund.........................  12.13%
S&P 500 Index.....................................  11.73%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)       VALUE
COMMERCIAL PAPER - 94.3%
American Express Credit Corp.
  5.81%, 1/21/00........................      $400         $   400,000
American General Finance Corp.
  5.21%, 3/3/00.........................       200             200,000
  6.02%, 1/19/00........................       123             123,000
  6.08%, 3/22/00 (1)....................       277             273,211
Associates Corp. of North America
  5.90%, 1/14/00........................       400             400,000
BellSouth Telecommunications, Inc.
  5.83%, 2/11/00........................       400             397,344
  6.03%, 2/23/00........................       200             198,225
Caterpillar Financial Services NV
  5.90%, 1/14/00........................       375             374,201
  5.93%, 1/14/00........................       125             124,732
CIT Group, Inc.
  5.95%, 2/4/00.........................       500             500,000
Citicorp
  5.97%, 1/21/00........................       309             309,000
Coca-Cola Co.
  5.72%, 1/19/00........................       150             149,571
  5.83%, 2/18/00........................       350             347,279
DaimlerChrysler NA
  5.88%, 1/27/00........................       200             199,151
  5.94%, 1/27/00........................       200             199,142
Duke Energy Co.
  5.78%, 2/14/00........................       450             446,821
Dupont (E. I.) de Nemours & Co.
  5.65%, 1/18/00........................       325             324,133
  5.95%, 2/14/00........................       225             223,364
Ford Motor Credit Corp.
  5.94%, 1/13/00........................       375             375,000
General Electric Capital Corp.
  5.97%, 1/20/00........................       400             400,000
  6.02%, 3/20/00........................       200             200,000
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)       VALUE
General Motors Acceptance Corp.
  5.95%, 1/19/00........................      $400         $   400,000
Government of Canada
  5.60%, 2/9/00.........................       375             372,725
  5.60%, 3/8/00.........................       235             232,551
Household Finance Corp.
  5.55%, 1/20/00........................       250             250,000
  6.40%, 1/5/00.........................       306             305,961
IBM Credit Corp.
  5.87%, 2/10/00........................       400             397,391
Laclede Gas Co.
  6.30%, 1/25/00........................       600             597,480
Lucent Technologies, Inc.
  5.80%, 1/13/00........................       350             349,323
  5.82%, 3/15/00........................       100              98,804
Merrill Lynch & Co., Inc.
  5.84%, 2/18/00........................       435             431,613
Norwest Financial, Inc.
  5.88%, 2/3/00.........................       300             300,000
Pacific Gas & Electric Co.
  5.89%, 2/11/00........................       450             446,981
Procter & Gamble Co.
  5.90%, 2/11/00........................       175             173,824
  6.02%, 2/11/00........................       375             372,429
Province of British Columbia
  6.00%, 3/13/00........................       200             197,600
Province of Quebec
  6.04%, 1/10/00........................       365             364,449
Schering Corp.
  6.13%, 1/25/00........................       550             547,752
Texaco, Inc.
  5.33%, 1/18/00........................       230             230,000
Toyota Motor Credit Co.
  5.90%, 3/3/00.........................       550             544,411
Walt Disney Co.
  5.74%, 2/28/00........................       250             247,688
  5.80%, 2/2/00.........................       150             149,227
                                                           -----------
Total Commercial Paper
  (amortized cost
  $13,174,383)..........................                    13,174,383
                                                           -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)       VALUE
CORPORATE BONDS - 4.6%
Commercial Credit Co.
  6.75%, 5/15/00........................      $140         $   140,554
Wal Mart Stores, Inc.
  5.65%, 2/1/00.........................       500             499,693
                                                           -----------
Total Corporate Bonds
  (amortized cost $640,247).............                       640,247
                                                           -----------


                                           SHARES      VALUE
MUTUAL FUNDS - 3.3%
SSGA Money Market Fund
  (amortized cost $469,656).............   469,656  $   469,656
                                                    -----------
TOTAL INVESTMENTS - 102.2%
  (cost $14,284,286)....................             14,284,286
Other assets less liabilities - (2.2)%                 (313,441)
                                                    -----------
NET ASSETS - 100.0%.....................            $13,970,845
                                                    ===========

(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999 these securities amounted to $273,211, representing 2.0% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
ASSET BACKED SECURITIES - 7.2%
California Infrastructure Development
  6.42%, 9/25/08........................     $  250       $   241,981
CARCO Auto Loan Master Trust
  6.69%, 8/15/04........................        189           189,205
Discover Card Master Trust I
  6.79%, 4/16/10........................        300           295,368
Green Tree Recreational, Equipment &
  Consolidated Trust
  5.55%, 2/15/18........................        125           123,364
Midland Funding I
  10.33%, 7/23/02.......................         58            59,954
Peco Energy Transition Trust
  6.05%, 3/1/09.........................        300           281,436
Toyota Auto Receivables Owner Trust
  6.15%, 8/16/04........................        125           123,644
                                                          -----------
Total Asset Backed Securities
  (cost $1,366,322).....................                    1,314,952
                                                          -----------
CORPORATE DEBT OBLIGATIONS - 40.0%
AEROSPACE - 2.3%
Northrop Grumman Corp.
  8.63%, 10/15/04.......................         80            82,658
  9.38%, 10/15/24.......................        150           154,085
Raytheon Co.
  6.75%, 3/15/18........................        200           173,712
                                                          -----------
                                                              410,455
                                                          -----------
AUTOMOTIVE - 1.6%
Federal Mogul Corp.
  7.50%, 7/1/04.........................        100            94,629
Lear Corp.
  7.96%, 5/15/05 (1)....................        200           191,750
                                                          -----------
                                                              286,379
                                                          -----------
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
BANKS - 1.3%
BankBoston NA
  6.38%, 3/25/08........................     $  250       $   230,643
                                                          -----------
BROADCASTING/MEDIA - 4.1%
CSC Holdings, Inc.
  9.88%, 2/15/13........................        172           181,460
Lenfest Communications, Inc.
  8.38%, 11/1/05........................        200           203,586
News America Holdings, Inc.
  9.25%, 2/1/13.........................        150           163,242
Time Warner Entertainment Co.
  10.15%, 5/1/12........................        175           205,025
                                                          -----------
                                                              753,313
                                                          -----------
CHEMICALS - 0.9%
Dow Capital BV
  9.00%, 5/15/10........................        155           167,546
                                                          -----------
CONSTRUCTION MATERIALS - 0.3%
Owens Corning
  7.50%, 5/1/05.........................         50            47,395
                                                          -----------
CONTAINERS & GLASS - 0.7%
Owens-Illinois, Inc.
  7.15%, 5/15/05........................        146           134,990
                                                          -----------
DOMESTIC OIL - 0.7%
DeepTech International, Inc.
  12.00%, 12/15/00......................        125           128,091
                                                          -----------
ELECTRIC UTILITIES - 7.3%
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................        200           209,910
CMS Energy Corp.
  8.38%, 7/1/03.........................        150           146,625
Connecticut Light & Power Co.
  7.88%, 10/1/24........................        200           201,340
El Paso Electric Co.
  9.40%, 5/1/11.........................        417           445,673

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
Gulf States Utilities Co.
  6.41%, 8/1/01.........................     $  103       $   101,796
Houston Lighting & Power Co.
  8.75%, 3/1/22.........................        125           127,517
Salton Sea Funding Corp.
  6.69%, 5/30/00........................         80            79,693
Texas Utilities Electric Co.
  9.75%, 5/1/21.........................         15            16,137
                                                          -----------
                                                            1,328,691
                                                          -----------
ENVIRONMENTAL SERVICES - 1.8%
Allied Waste North America, Inc.
  10.00%, 8/1/09 (1)....................        150           133,875
Waste Management, Inc.
  7.38%, 5/15/29 (1)....................        250           196,782
                                                          -----------
                                                              330,657
                                                          -----------
FINANCIAL - 4.8%
Case Credit Corp.
  6.12%, 8/1/01.........................        200           195,480
Household Finance Corp.
  7.20%, 7/15/06........................        175           171,892
Lloyds Bank Plc
  6.31%, 11/29/49.......................        250           213,685
Sears Roebuck Acceptance Corp.
  6.70%, 11/15/06.......................        325           300,713
                                                          -----------
                                                              881,770
                                                          -----------
GAS & PIPELINE UTILITIES - 1.6%
Coastal Corp.
  9.63%, 5/15/12........................        250           283,805
                                                          -----------
HOTELS & RESTAURANTS - 0.5%
Tricon Global Restaurants, Inc.
  7.45%, 5/15/05........................        100            95,136
                                                          -----------
INTERNATIONAL OIL - 0.5%
Saga Petroleum ASA
  7.25%, 9/23/27........................        100            90,509
                                                          -----------
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
MINING - 1.1%
WMC Finance USA Ltd.
  6.50%, 11/15/03.......................     $  210       $   201,566
                                                          -----------
PAPER - 0.6%
Georgia-Pacific Group
  9.95%, 6/15/02........................        100           105,491
                                                          -----------
RETAIL - 2.0%
Rite Aid Corp.
  6.70%, 12/15/01.......................        200           167,500
Saks, Inc.
  8.25%, 11/15/08.......................        200           194,580
                                                          -----------
                                                              362,080
                                                          -----------
REAL ESTATE - 1.0%
Simon Property Group LP
  6.75%, 6/15/05........................        200           186,040
                                                          -----------
STEEL - 0.8%
AK Steel Corp.
  7.88%, 2/15/09........................        150           141,375
                                                          -----------
TELECOMMUNICATIONS - 3.7%
Cable & Wireless Communications Plc
  6.63%, 3/6/05.........................        250           246,892
GTE North, Inc.
  9.60%, 1/1/21.........................        175           187,625
Panamsat Corp.
  6.13%, 1/15/05........................        150           132,924
Qwest Communications International, Inc.
  7.50%, 11/1/08........................        100            97,218
                                                          -----------
                                                              664,659
                                                          -----------
TRANSPORTATION - 2.4%
Amerco
  7.20%, 4/1/02.........................        150           143,842
Continental Airlines, Inc.
  7.57%, 3/15/20........................        250           239,015
Federal Express Corp. Trust
  6.72%, 1/15/22........................         70            63,100
                                                          -----------
                                                              445,957
                                                          -----------
Total Corporate Debt Obligations
  (cost $7,532,897).....................                    7,276,548
                                                          -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
FOREIGN GOVERNMENT OBLIGATION - 0.6%
Republic of Philippines
  8.88%, 4/15/08
  (cost $98,557)........................     $  100       $    97,500
                                                          -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 46.5%
Federal Home Loan Mortgage
  6.00%, 2/1/29.........................        296           270,804
  6.50%, 12/1/28........................        500           470,976
  7.00%, 11/1/29........................        797           771,187
  8.60%, 4/15/21........................        275           283,162
  9.00%, 11/1/06........................         75            76,181
Federal National Mortgage Assn.
  4.75%, 11/14/03.......................        600           557,064
  6.00%, 12/1/13........................        450           427,612
  7.00%, 6/1/29.........................        485           468,784
  7.50%, 10/1/29........................        490           484,266
  9.50%, 6/1/03.........................         69            69,931
Government National Mortgage Assn.
  6.50%, 12/15/28.......................        491           461,116
  7.00%, 12/15/14.......................        500           494,890
  7.00%, 2/15/28........................        390           376,264
  7.00%, 7/15/29........................        247           238,971
U.S. Treasury Bonds
  6.63%, 2/15/27........................        925           916,758
  8.13%, 8/15/19........................        150           170,930
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE

U.S. Treasury Notes
  5.50%, 5/31/03........................     $  500       $   486,795
  7.00%, 7/15/06........................      1,400         1,433,908
                                                          -----------
Total U.S. Government & Agency
  Obligations
  (cost $8,737,167).....................                    8,459,599
                                                          -----------
SHORT TERM INVESTMENTS - 4.1%
COMMERCIAL PAPER - 3.9%
Citicorp
  5.97%, 1/21/00........................        262           262,000
Household Finance Corp.
  5.94%, 1/20/00........................        450           450,000
                                                          -----------
                                                              712,000
                                                          -----------
                                             SHARES
MUTUAL FUNDS - 0.2%
SSGA Money Market Fund..................     40,016            40,016
                                                          -----------
Total Short Term Investments
  (amortized cost $752,016).............                      752,016
                                                          -----------
TOTAL INVESTMENTS - 98.4%
(cost $18,486,959)......................                   17,900,615
Other assets less liabilities - 1.6%....                      283,509
                                                          -----------
NET ASSETS - 100.0%.....................                  $18,184,124
                                                          ===========

(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999 these securities amounted to $522,407, representing 2.9% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE
REAL ESTATE INVESTMENT TRUSTS - 97.7%
APARTMENTS - 21.0%
Apartment Investment & Management Co....    6,523  $  259,697
AvalonBay Communities, Inc..............   13,734     471,248
BRE Properties, Inc.....................   11,262     255,507
Equity Residential Properties Trust.....    6,808     290,616
                                                   ----------
                                                    1,277,068
                                                   ----------
DIVERSIFIED - 2.1%
Franchise Finance Corp. of America......    5,454     130,555
                                                   ----------
HOTELS - 4.7%
Host Marriott Corp......................   22,709     187,349
MeriStar Hospitality Corp...............    6,207      99,312
                                                   ----------
                                                      286,661
                                                   ----------
OFFICE - 28.3%
Equity Office Properties Trust..........   15,784     388,681
Highwoods Properties, Inc...............    7,599     176,677
Mack-Cali Realty Corp...................    8,327     217,022
Reckson Associates Realty Corp..........   13,714     281,137
SL Green Realty Corp....................   19,911     433,064
Spieker Properties, Inc.................    6,159     224,419
                                                   ----------
                                                    1,721,000
                                                   ----------
REGIONAL MALLS - 11.5%
CBL & Associates Properties, Inc........   11,667     240,632
General Growth Properties, Inc..........    7,534     210,952
Macerich Co.............................    6,182     128,663
Simon Property Group, Inc...............    5,284     121,202
                                                   ----------
                                                      701,449
                                                   ----------
                                          SHARES     VALUE

SHOPPING CENTERS - 11.5%
Developers Diversified Realty Corp......   10,860  $  139,822
IRT Property Co.........................   26,917     210,289
Kimco Realty Corp.......................   10,267     347,795
                                                   ----------
                                                      697,906
                                                   ----------
STORAGE - 5.0%
Public Storage, Inc.....................   13,543     307,257
                                                   ----------
WAREHOUSE &
  INDUSTRIAL - 13.6%
CenterPoint Properties Corp.............    7,132     255,861
Duke-Weeks Realty Corp..................    6,441     125,600
First Industrial Realty Trust, Inc......    5,452     149,589
ProLogis Trust..........................   15,510     298,567
                                                   ----------
                                                      829,617
                                                   ----------
Total Real Estate Investment Trusts
  (cost $6,530,141).....................            5,951,513
                                                   ----------
SHORT TERM
  INVESTMENTS - 1.2%
MUTUAL FUNDS - 1.2%
SSGA Money Market Fund
  (amortized cost $70,626)..............   70,626      70,626
                                                   ----------
TOTAL INVESTMENTS - 98.9%
  (cost $6,600,767).....................            6,022,139
Other assets less liabilities - 1.1%....               66,453
                                                   ----------
NET ASSETS - 100.0%.....................           $6,088,592
                                                   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
COMMON STOCK - 97.2%
AIR TRAVEL - 2.4%
Ryanair Holdings Plc ADR*...............  1,400   $   77,175
Southwest Airlines Co...................  5,100       82,556
                                                  ----------
                                                     159,731
BANKS - 0.9%
City National Corp......................  1,900       62,581
                                                  ----------
BROADCASTING - 1.4%
E.W. Scripps Co. Class A................  1,000       44,812
Univision Communications, Inc. Class
  A*....................................    500       51,094
                                                  ----------
                                                      95,906
                                                  ----------
BUSINESS SERVICES - 21.3%
Affiliated Computer Services, Inc. Class
  A*....................................    700       32,200
Ariba, Inc.*............................    400       70,950
Cambridge Technology Partners, Inc.*....  1,900       49,875
Ceridian Corp.*.........................  4,300       92,719
CheckFree Holdings Corp.*...............    600       62,700
DeVry, Inc.*............................  2,700       50,288
Exodus Communications, Inc.*............    300       26,644
Gartner Group, Inc. Class A.............  8,900      135,725
Herman Miller, Inc......................  3,400       78,200
Hertz Corp. Class A.....................  1,200       60,150
Iron Mountain, Inc.*....................  3,400      133,662
Lamar Advertising Co. Class A*..........  1,000       60,563
Manpower, Inc...........................  4,300      161,787
Network Appliance, Inc.*................    400       33,225
ServiceMaster Co........................  3,600       44,325
Siebel Systems, Inc.*...................    700       58,800
Unisys Corp.*...........................  2,400       76,650
VeriSign, Inc.*.........................    300       57,281
Viad Corp...............................  3,000       83,625
Young & Rubicam, Inc....................  1,100       77,825
                                                  ----------
                                                   1,447,194
                                                  ----------
CHEMICALS - 0.8%
Eastman Chemical Co.....................  1,100       52,456
                                                  ----------
                                          SHARES    VALUE

COMMUNICATION SERVICES - 12.7%
American Tower Corp. Class A*...........  6,400   $  195,600
BroadWing, Inc..........................  2,800      103,250
CIENA Corp.*............................  1,300       74,750
Covad Communications Group, Inc.*.......  1,700       95,094
EchoStar Communications Corp. Class
  A*....................................    400       39,000
McLeodUSA, Inc.*........................  2,200      129,525
RCN Corp.*..............................  1,900       92,150
TeleCorp PCS, Inc. Class A*.............  1,000       38,000
Teligent, Inc. Class A*.................    600       37,050
Western Wireless Corp. Class A..........    800       53,400
                                                  ----------
                                                     857,819
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 0.9%
UNOVA, Inc.*............................  4,600       59,800
                                                  ----------
CONTAINERS & GLASS - 0.9%
Sealed Air Corp.*.......................  1,200       62,175
                                                  ----------
DRUGS & HEALTH CARE - 8.7%
Biomet, Inc.............................  2,600      104,000
Forest Laboratories, Inc.*..............  1,000       61,438
Gilead Sciences, Inc.*..................  1,200       64,950
Human Genome Sciences, Inc.*............    300       45,788
Immunex Corp.*..........................  1,275      139,612
McKesson HBOC, Inc......................  3,300       74,456
Millennium Pharmaceuticals, Inc.*.......    300       36,600
PE Corp.-PE Biosystems Group............    500       60,156
                                                  ----------
                                                     587,000
                                                  ----------
ELECTRONICS - 11.1%
Analog Devices, Inc.*...................  1,600      148,800
ASM Lithography Holding N.V.*...........    400       45,500
Broadcom Corp. Class A*.................    200       54,475
Flextronics International Ltd.*.........  1,400       64,400
Molex, Inc. Class A.....................  1,500       67,875
PMC-Sierra, Inc.*.......................    400       64,125
Sanmina Corp.*..........................    650       64,919
SDL, Inc.*..............................    100       21,800
Teradyne, Inc.*.........................  1,700      112,200
Vitesse Semiconductor Corp.*............  1,400       73,412

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
Xilinx, Inc.*...........................    800   $   36,375
                                                  ----------
                                                     753,881
                                                  ----------
FINANCIAL SERVICES - 5.0%
Franklin Resources, Inc.................  3,500      112,219
Legg Mason, Inc.........................  1,700       61,625
MBIA, Inc...............................  2,575      135,992
Old Kent Financial Corp.................    900       31,837
                                                  ----------
                                                     341,673
                                                  ----------
FOOD & BEVERAGES - 0.8%
Keebler Foods Co.*......................  1,900       53,438
                                                  ----------
HOTELS & RESTAURANTS - 0.6%
Starbucks Corp.*........................  1,700       41,225
                                                  ----------
INSURANCE - 1.5%
Ace Ltd.................................  3,800       63,413
Lincoln National Corp...................  1,000       40,000
                                                  ----------
                                                     103,413
                                                  ----------
LEISURE TIME - 0.8%
SFX Entertainment, Inc. Class A*........  1,500       54,281
                                                  ----------
MANUFACTURING - 0.9%
Danaher Corp............................  1,200       57,900
                                                  ----------
MINING - 0.9%
Phelps Dodge Corp.......................    900       60,413
                                                  ----------
OIL - 2.7%
Anadarko Petroleum Corp.................  2,500       85,312
Suncor Energy, Inc......................  2,400      100,200
                                                  ----------
                                                     185,512
                                                  ----------
OIL SERVICES - 3.4%
Smith International, Inc.*..............  2,300      114,281
Weatherford International, Inc.*........  2,900      115,819
                                                  ----------
                                                     230,100
                                                  ----------
OFFICE FURNISHINGS & SUPPLIES - 0.7%
Steelcase, Inc. Class A.................  3,700       44,400
                                                  ----------
PAPER - 2.2%
Abitibi-Consolidated, Inc...............  8,000       95,000
Bowater, Inc............................  1,000       54,313
                                                  ----------
                                                     149,313
                                                  ----------
                                          SHARES    VALUE
PETROLEUM SERVICES - 1.3%
Transocean Sedco Forex, Inc.............  2,600   $   87,588
                                                  ----------
RETAIL - 6.7%
Circuit City Stores - Circuit City
  Group.................................  1,900       85,619
Dollar General Corp.....................  5,800      131,950
Dollar Tree Stores, Inc.*...............  1,600       77,500
Family Dollar Stores, Inc...............  2,800       45,675
Intimate Brands, Inc. Class A...........  2,100       90,562
Webvan Group, Inc.*.....................  1,600       26,400
                                                  ----------
                                                     457,706
                                                  ----------
SCIENTIFIC INSTRUMENTS - 2.1%
Waters Corp.*...........................  2,700      143,100
                                                  ----------
SOFTWARE - 5.7%
Agile Software Corp.*...................    100       21,723
Intuit, Inc.*...........................  1,400       83,913
Parametric Technology Corp.*............  2,400       64,950
Rational Software Corp.*................  2,000       98,250
Veritas Software Corp.*.................    600       85,875
Vignette Corp.*.........................    200       32,600
                                                  ----------
                                                     387,311
                                                  ----------
TOYS & AMUSEMENTS - 0.8%
Mattel, Inc.............................  4,000       52,500
                                                  ----------
Total Common Stock
  (cost $5,609,988).....................           6,588,416
                                                  ----------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)
SHORT TERM INVESTMENTS - 2.9%
REPURCHASE AGREEMENT - 2.9%
State Street Repurchase Agreement 2.00%,
  1/03/00 (Dated 12/31/99,
  collateralized by $205,000 U.S.
  Treasury Note, 6.75%, 04/30/00, with a
  value of $207,819) (amortized cost
  $199,000).............................     $  199            199,000
                                                         -------------
TOTAL INVESTMENTS - 100.1%
  (cost $5,808,988).....................                     6,787,416
Other assets less liabilities - (0.1%)                          (7,246)
                                                         -------------
NET ASSETS - 100.0%.....................                 $   6,780,170
                                                         =============

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE
COMMON STOCK - 98.7%
BROADCASTING - 6.8%
AT&T Corp.-Liberty Media Group Class
  A*....................................    3,600  $  204,300
CBS Corp.*..............................    2,300     147,056
                                                   ----------
                                                      351,356
                                                   ----------
BUSINESS SERVICES - 5.4%
America Online, Inc.*...................    2,400     181,050
Exodus Communications, Inc.*............    1,100      97,694
                                                   ----------
                                                      278,744
                                                   ----------
COMMUNICATION SERVICES - 22.3%
Cisco Systems, Inc.*....................    2,100     224,962
Global Crossing Ltd.*...................    3,800     190,000
JDS Uniphase Corp.*.....................      800     129,050
Lucent Technologies, Inc................    2,600     194,513
Motorola, Inc...........................    1,100     161,975
Nokia Oyj ADR...........................    1,300     247,000
                                                   ----------
                                                    1,147,500
                                                   ----------
DIVERSIFIED - 3.5%
Tyco International Ltd..................    4,600     178,825
                                                   ----------
DRUGS & HEALTH CARE - 13.1%
American Home Products Corp.............    1,800      70,988
Bristol-Myers Squibb Co.................    1,800     115,537
Guidant Corp............................    2,700     126,900
Immunex Corp.*..........................    1,700     186,150
Pfizer, Inc.............................    4,000     129,750
Warner-Lambert Co.......................      500      40,969
                                                   ----------
                                                      670,294
                                                   ----------
ELECTRICAL EQUIPMENT - 2.7%
General Electric Co.....................      900     139,275
                                                   ----------
ELECTRONICS - 7.6%
Broadcom Corp. Class A*.................      600     163,425
Conexant Systems, Inc.*.................    1,500      99,563
PMC-Sierra, Inc.*.......................      800     128,250
                                                   ----------
                                                      391,238
                                                   ----------
FINANCIAL SERVICES - 9.6%
Citigroup, Inc..........................    3,500     194,469
Marsh & McLennan Cos., Inc..............    1,600     153,100
Morgan Stanley Dean Witter & Co.........    1,000     142,750
                                                   ----------
                                                      490,319
                                                   ----------
                                          SHARES     VALUE
OIL - 2.0%
Exxon Mobil Corp........................    1,300  $  104,731
                                                   ----------
RETAIL - 4.1%
Home Depot, Inc.........................    1,500     102,844
Intimate Brands, Inc. Class A...........    2,500     107,812
                                                   ----------
                                                      210,656
                                                   ----------
SOFTWARE - 10.0%
Microsoft Corp.*........................    1,500     175,125
Oracle Corp.*...........................    1,700     190,506
Veritas Software Corp.*.................    1,050     150,281
                                                   ----------
                                                      515,912
                                                   ----------
TELECOMMUNICATIONS - 11.6%
MCI WorldCom, Inc.*.....................    4,650     246,741
SBC Communications, Inc.................    2,900     141,375
Sprint Corp. (PCS Group)*...............    2,000     205,000
                                                   ----------
                                                      593,116
                                                   ----------
Total Common Stock
  (cost $4,016,052).....................            5,071,966
                                                   ----------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)
SHORT TERM INVESTMENTS - 2.8%
REPURCHASE AGREEMENT - 2.8%
State Street Repurchase Agreement 2.00%,
  1/03/00 (Dated 12/31/99,
  collateralized by $150,000 U.S.
  Treasury Note, 6.75%, 04/30/00, with a
  value of $152,063) (amortized cost
  $145,000).............................     $  145            145,000
                                                         -------------
TOTAL INVESTMENTS - 101.5%
  (cost $4,161,052).....................                     5,216,966
Other assets less liabilities - (1.5%)                         (77,353)
                                                         -------------
NET ASSETS - 100.0%.....................                 $   5,139,613
                                                         =============

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
COMMON STOCK - 98.4%
AEROSPACE - 2.0%
United Technologies Corp................  1,200   $   78,000
                                                  ----------
AIR TRAVEL - 0.5%
AMR Corp.*..............................    300       20,100
                                                  ----------
ALUMINUM - 0.4%
Alcoa, Inc..............................    200       16,600
                                                  ----------
AUTO PARTS - 0.8%
Delphi Automotive Systems Corp..........  1,100       17,325
Eaton Corp..............................    200       14,525
                                                  ----------
                                                      31,850
                                                  ----------
BANKS - 2.9%
Chase Manhattan Corp....................    100        7,769
CullenFrost Bankers, Inc................  1,100       28,325
Pacific Century Financial Corp..........  1,100       20,556
U.S. Bancorp............................    700       16,669
UnionBanCal Corp........................    500       19,718
Wachovia Corp...........................    300       20,400
                                                  ----------
                                                     113,437
                                                  ----------
BROADCASTING - 1.5%
AT&T Corp.-Liberty Media Group Class
  A*....................................    700       39,725
E.W. Scripps Co. Class A................    400       17,925
                                                  ----------
                                                      57,650
                                                  ----------
BUSINESS SERVICES - 3.0%
America Online, Inc.*...................    700       52,806
BISYS Group, Inc.*......................    400       26,100
First Data Corp.........................    500       24,656
Waste Management, Inc...................    800       13,750
                                                  ----------
                                                     117,312
                                                  ----------
CHEMICALS - 2.6%
Engelhard Corp..........................  1,400       26,425
Monsanto Co.............................  1,200       42,750
Sigma-Aldrich Corp......................    400       12,025
W.R. Grace & Co.*.......................  1,500       20,812
                                                  ----------
                                                     102,012
                                                  ----------
                                          SHARES    VALUE
COMMUNICATION SERVICES - 5.9%
3Com Corp.*.............................    500   $   23,500
American Tower Corp. Class A*...........    400       12,225
EchoStar Communications Corp. Class
  A*....................................    200       19,500
Global Crossing Ltd.*...................    300       15,000
JDS Uniphase Corp.*.....................    100       16,131
Motorola, Inc...........................    600       88,350
SBC Communications, Inc.................  1,084       52,845
                                                  ----------
                                                     227,551
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 8.5%
Cisco Systems, Inc.*....................    900       96,412
EMC Corp.*..............................    600       65,550
Hewlett-Packard Co......................    600       68,363
International Business Machines Corp....    900       97,200
                                                  ----------
                                                     327,525
                                                  ----------
CONSTRUCTION MATERIALS - 0.4%
Illinois Tool Works, Inc................    200       13,513
                                                  ----------
COSMETICS & TOILETRIES - 2.0%
Kimberly-Clark Corp.....................  1,200       78,300
                                                  ----------
DIVERSIFIED - 1.8%
Honeywell International, Inc............    600       34,613
Tyco International Ltd..................    900       34,987
                                                  ----------
                                                      69,600
                                                  ----------
DRUGS & HEALTH CARE - 8.7%
Abbott Laboratories.....................    800       29,050
American Home Products Corp.............    500       19,719
Baxter International, Inc...............    300       18,844
Biogen, Inc.*...........................    100        8,450
Boston Scientific Corp.*................    500       10,938
Bristol-Myers Squibb Co.................    300       19,256
Cardinal Health, Inc....................    700       33,512
Genetech, Inc.*.........................    100       13,450
Genzyme Corp.*..........................    800       36,000
Gilead Sciences, Inc.*..................    300       16,237
Immunex Corp.*..........................    300       32,850
Johnson & Johnson.......................    500       46,562
Merck & Co., Inc........................    300       20,119

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
United HealthCare Corp..................    300   $   15,938
Warner-Lambert Co.......................    200       16,387
                                                  ----------
                                                     337,312
                                                  ----------
ELECTRIC UTILITIES - 1.1%
Unicom Corp.............................  1,200       40,200
                                                  ----------
ELECTRICAL EQUIPMENT - 3.2%
General Electric Co.....................    700      108,325
Parker-Hannifin Corp....................    300       15,394
                                                  ----------
                                                     123,719
                                                  ----------
ELECTRONICS - 7.6%
Adaptec, Inc.*..........................    700       34,913
Analog Devices, Inc.*...................    300       27,900
Broadcom Corp. Class A*.................    100       27,238
Corning, Inc............................    600       77,362
Intel Corp..............................    800       65,850
Lucent Technologies Inc.................    600       44,887
Micron Technology, Inc.*................    200       15,550
                                                  ----------
                                                     293,700
                                                  ----------
FINANCIAL SERVICES - 6.6%
A.G. Edwards, Inc.......................    800       25,650
Associates First Capital Corp.
  Class A...............................    800       21,950
Citigroup, Inc..........................  2,000      111,125
Fannie Mae..............................    700       43,706
Merrill Lynch & Co., Inc................    300       25,050
Morgan Stanley Dean Witter & Co.........    200       28,550
                                                  ----------
                                                     256,031
                                                  ----------
FOOD & BEVERAGES - 2.8%
Anheuser-Busch Cos., Inc................    700       49,612
Bestfoods...............................    300       15,769
Coca-Cola Co............................    200       11,650
PepsiCo, Inc............................    900       31,725
                                                  ----------
                                                     108,756
                                                  ----------
FOREST PRODUCTS - 0.8%
Weyerhaeuser Co.........................    400       28,725
                                                  ----------
GAS & PIPELINE UTILITIES - 1.4%
El Paso Energy Corp.....................    800       31,050
Enron Corp..............................    500       22,188
                                                  ----------
                                                      53,238
                                                  ----------
                                          SHARES    VALUE
HOTELS & RESTAURANTS - 0.4%
Darden Restaurants, Inc.................    900   $   16,313
                                                  ----------
HOUSEHOLD PRODUCTS - 1.1%
Procter & Gamble Co.....................    400       43,825
                                                  ----------
INSURANCE - 1.8%
American International Group, Inc.......    200       21,625
CIGNA Corp..............................    300       24,169
Conseco, Inc............................    500        8,937
Lincoln National Corp...................    400       16,000
                                                  ----------
                                                      70,731
                                                  ----------
MINING - 0.8%
Freeport-McMoRan Copper & Gold Class
  A.....................................  1,600       29,700
                                                  ----------
OIL - 4.2%
Atlantic Richfield Co...................    200       17,300
Conoco, Inc. Class B....................  1,100       27,362
Exxon Mobil Corp........................    200       16,113
Kerr-McGee Corp.........................    300       18,600
Noble Affiliates, Inc...................    700       15,006
Royal Dutch Petroleum Co................    500       30,219
Texaco, Inc.............................    300       16,294
Union Pacific Resources Group, Inc......  1,700       21,675
                                                  ----------
                                                     162,569
                                                  ----------
PAPER - 0.8%
International Paper Co..................    300       16,931
Temple-Inland, Inc......................    200       13,188
                                                  ----------
                                                      30,119
                                                  ----------
PUBLISHING - 1.4%
Gannett Co., Inc........................    600       48,938
Knight-Ridder, Inc......................    100        5,950
                                                  ----------
                                                      54,888
                                                  ----------
RETAIL - 6.8%
Dayton Hudson Corp......................    500       36,719
Home Depot, Inc.........................  1,350       92,559
May Department Stores Co................    700       22,575
Wal-Mart Stores, Inc....................  1,600      110,600
                                                  ----------
                                                     262,453
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
RETAIL GROCERY - 0.5%
Safeway, Inc.*..........................    500   $   17,781
                                                  ----------
SOFTWARE - 8.6%
BMC Software, Inc.*.....................    300       23,981
Microsoft Corp.*........................  1,900      221,825
Oracle Corp.*...........................    600       67,238
Sterling Software, Inc.*................    600       18,900
                                                  ----------
                                                     331,944
                                                  ----------
TELECOMMUNICATIONS - 6.0%
AT&T Corp...............................  1,600       81,200
Bell Atlantic Corp......................    500       30,781
BellSouth Corp..........................    300       14,044
MCI WorldCom, Inc.*.....................  1,350       71,634
Sprint Corp. (Fon Group)................    200       13,463
Sprint Corp. (PCS Group)*...............    200       20,500
                                                  ----------
                                                     231,622
                                                  ----------
                                          SHARES    VALUE

TOBACCO - 1.0%
Philip Morris Cos, Inc..................  1,600   $   37,100
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 0.5%
USFreightways Corp......................    400       19,150
                                                  ----------
TOTAL INVESTMENTS - 98.4%
  (cost $3,399,907).....................           3,803,326
Other assets less liabilities - 1.6%....              63,673
                                                  ----------
NET ASSETS - 100.0%.....................          $3,866,999
                                                  ==========

* Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL     SUN CAPITAL
                           MONEY MARKET  INVESTMENT GRADE
                               FUND         BOND FUND
                           ------------  ----------------
ASSETS
  Investments in
    securities, at value
    (cost $14,284,286,
    $18,486,959,
    $6,600,767,
    $5,808,988,
    $4,161,052 and
    $3,399,907
    respectively)........  $14,284,286     $17,900,615
  Cash...................          500             500
  Interest and dividends
    receivable...........       63,761         264,855
  Receivable for Fund
    shares sold..........           --           4,579
  Receivable due from
    adviser..............       31,949          21,984
  Receivable for
    investments sold.....           --              --
  Other assets...........        8,018          17,379
                           -----------     -----------
  Total assets...........   14,388,514      18,209,912
                           -----------     -----------
LIABILITIES
  Payable for investments
    purchased............           --              --
  Payable for Fund shares
    redeemed.............      393,780              97
  Accrued expenses.......       23,889          25,691
                           -----------     -----------
  Total liabilities......      417,669          25,788
                           -----------     -----------
NET ASSETS...............  $13,970,845     $18,184,124
                           ===========     ===========
COMPOSITION OF NET ASSETS
  Paid-in capital........  $13,972,774     $19,060,930
  Undistributed net
    investment income....           --             767
  Accumulated net
    realized gain (loss)
    on investments.......       (1,929)       (291,229)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........           --        (586,344)
                           -----------     -----------
                           $13,970,845     $18,184,124
                           ===========     ===========
  Shares of beneficial
    interest
    outstanding..........   13,972,774       1,947,325
                           ===========     ===========
  Net asset value,
    offering price and
    redemption price per
    share (net assets/
    shares of beneficial
    interest
    outstanding).........  $      1.00     $      9.34
                           ===========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL  SUN CAPITAL    SUN CAPITAL     SUN CAPITAL
                           REAL ESTATE   BLUE CHIP    SELECT EQUITY     INVESTORS
                              FUND      MID CAP FUND      FUND       FOUNDATION FUND
                           -----------  ------------  -------------  ---------------
ASSETS
  Investments in
    securities, at value
    (cost $14,284,286,
    $18,486,959,
    $6,600,767,
    $5,808,988,
    $4,161,052 and
    $3,399,907
    respectively)........  $6,022,139    $6,787,416    $5,216,966      $3,803,326
  Cash...................         500           676           443          48,673
  Interest and dividends
    receivable...........      63,772         3,203           567           3,871
  Receivable for Fund
    shares sold..........       1,761           424         1,760             500
  Receivable due from
    adviser..............      17,643        28,470        24,303          29,840
  Receivable for
    investments sold.....          --       349,052            --              --
  Other assets...........       6,892         3,835         3,752           3,717
                           ----------    ----------    ----------      ----------
  Total assets...........   6,112,707     7,173,076     5,247,791       3,889,927
                           ----------    ----------    ----------      ----------
LIABILITIES
  Payable for investments
    purchased............          --       370,988        86,991              --
  Payable for Fund shares
    redeemed.............          38           132            26              22
  Accrued expenses.......      24,077        21,786        21,161          22,906
                           ----------    ----------    ----------      ----------
  Total liabilities......      24,115       392,906       108,178          22,928
                           ----------    ----------    ----------      ----------
NET ASSETS...............  $6,088,592    $6,780,170    $5,139,613      $3,866,999
                           ==========    ==========    ==========      ==========
COMPOSITION OF NET ASSETS
  Paid-in capital........  $6,649,701    $5,641,223    $4,123,439      $3,453,564
  Undistributed net
    investment income....      21,227            --            --              --
  Accumulated net
    realized gain (loss)
    on investments.......      (3,708)      160,519       (39,740)         10,016
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    (578,628)      978,428     1,055,914         403,419
                           ----------    ----------    ----------      ----------
                           $6,088,592    $6,780,170    $5,139,613      $3,866,999
                           ==========    ==========    ==========      ==========
  Shares of beneficial
    interest
    outstanding..........     680,714       551,234       406,684         345,445
                           ==========    ==========    ==========      ==========
  Net asset value,
    offering price and
    redemption price per
    share (net assets/
    shares of beneficial
    interest
    outstanding).........  $     8.94    $    12.30    $    12.64      $    11.19
                           ==========    ==========    ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999                  SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL     SUN CAPITAL
                           MONEY MARKET  INVESTMENT GRADE
                               FUND         BOND FUND
                           ------------  ----------------
INVESTMENT INCOME
  Interest...............    $324,344       $ 875,084
  Dividends..............          --              --
                             --------       ---------
  Total investment
    income...............     324,344         875,084
                             --------       ---------
EXPENSES
  Investment advisory
    fee..................      30,381          77,827
  Custody and fund
    accounting...........      27,000          32,857
  Audit..................       8,772           8,290
  Legal..................      30,567          57,759
  Printing...............      10,342          13,331
  Administrative.........      35,539          35,539
  Registration...........          --              --
  Transfer agency........       6,585           7,385
  Trustees fees..........      10,392          10,392
  Insurance..............       3,787          12,556
  Miscellaneous fees.....         502             510
                             --------       ---------
  Total expenses.........     163,867         256,446
                             --------       ---------
  Less: Reduction of
    advisory fees........     (30,381)        (77,827)
       Reimbursement of
         operating
         expenses........     (93,993)        (81,335)
                             --------       ---------
  Net expenses...........      39,493          97,284
                             --------       ---------
  Net investment income
    (loss)...............     284,851         777,800
                             --------       ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      (1,902)       (290,817)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........          --        (559,831)
                             --------       ---------
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (1,902)       (850,648)
                             --------       ---------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS...............    $282,949       $ (72,848)
                             ========       =========

  * For the period September 1, 1999 (commencement of operations) to December 31, 1999.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                        SUN CAPITAL
                           SUN CAPITAL   BLUE CHIP     SUN CAPITAL     SUN CAPITAL
                           REAL ESTATE    MID CAP     SELECT EQUITY     INVESTORS
                              FUND         FUND*          FUND*      FOUNDATION FUND*
                           -----------  ------------  -------------  ----------------
INVESTMENT INCOME
  Interest...............   $   4,025    $    5,031    $    4,093        $  2,802
  Dividends..............     390,648         8,246         6,535          12,433
                            ---------    ----------    ----------        --------
  Total investment
    income...............     394,673        13,277        10,628          15,235
                            ---------    ----------    ----------        --------
EXPENSES
  Investment advisory
    fee..................      51,060        12,685         9,537           8,397
  Custody and fund
    accounting...........      31,885        22,800        16,000          20,800
  Audit..................       8,314        10,866        10,866          10,866
  Legal..................      22,899         5,659         4,557           4,081
  Printing...............       9,430           509           389             349
  Administrative.........      35,539         7,986         7,986           7,986
  Registration...........          --           834           834             834
  Transfer agency........       6,413         1,950         1,950           1,950
  Trustees fees..........      10,392         1,284         1,284           1,284
  Insurance..............       5,962           682           670             666
  Miscellaneous fees.....         500           250           250             250
                            ---------    ----------    ----------        --------
  Total expenses.........     182,394        65,505        54,323          57,463
                            ---------    ----------    ----------        --------
  Less: Reduction of
    advisory fees........     (51,060)      (12,685)       (9,537)         (8,397)
       Reimbursement of
         operating
         expenses........     (64,150)      (36,963)      (33,342)        (38,990)
                            ---------    ----------    ----------        --------
  Net expenses...........      67,184        15,857        11,444          10,076
                            ---------    ----------    ----------        --------
  Net investment income
    (loss)...............     327,489        (2,580)         (816)          5,159
                            ---------    ----------    ----------        --------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........     (23,744)      363,732       (39,740)         12,389
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    (501,401)      978,428     1,055,914         403,419
                            ---------    ----------    ----------        --------
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (525,145)    1,342,160     1,016,174         415,808
                            ---------    ----------    ----------        --------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS...............   $(197,656)   $1,339,580    $1,015,358        $420,967
                            =========    ==========    ==========        ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     MONEY MARKET FUND                 INVESTMENT GRADE BOND FUND
                           -------------------------------------  -------------------------------------
                              YEAR ENDED         PERIOD ENDED        YEAR ENDED         PERIOD ENDED
                           DECEMBER 31, 1999  DECEMBER 31, 1998*  DECEMBER 31, 1999  DECEMBER 31, 1998*
                           -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............    $    284,851         $    7,681        $    777,800        $    34,216
  Net realized gain
    (loss) on investment
    transactions.........          (1,902)               (27)           (290,817)               355
  Net unrealized
    appreciation
    (depreciation) of
    investments..........              --                 --            (559,831)           (26,513)
                             ------------         ----------        ------------        -----------
  Net increase (decrease)
    in net assets from
    operations...........         282,949              7,654             (72,848)             8,058
                             ------------         ----------        ------------        -----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............        (284,851)            (7,681)           (777,800)           (34,216)
  Net realized gain on
    investments..........              --                 --                  --                 --
  Capital................              --                 --                  --                 --
                             ------------         ----------        ------------        -----------
  Net decrease in net
    assets from
    distributions........        (284,851)            (7,681)           (777,800)           (34,216)
                             ------------         ----------        ------------        -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      48,385,101          2,462,000           8,769,466          9,987,995
  Net proceeds from
    reinvestment of
    distributions........         284,851              7,680             777,800             34,216
  Cost of shares
    redeemed.............     (37,206,858)                --            (538,547)                --
                             ------------         ----------        ------------        -----------
  Net increase in net
    assets from share
    transactions.........      11,463,094          2,469,680           9,008,719         10,022,211
                             ------------         ----------        ------------        -----------
  Total increase in net
    assets...............      11,461,192          2,469,653           8,158,071          9,996,053
NET ASSETS
  Beginning of year......       2,509,653             40,000          10,026,053             30,000
                             ------------         ----------        ------------        -----------
  End of year+...........    $ 13,970,845         $2,509,653        $ 18,184,124        $10,026,053
                             ============         ==========        ============        ===========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............      48,385,101          2,462,000             917,293            998,807
  Shares issued to
    shareholders from
    reinvestment of
    distributions........         284,851              7,680              81,135              3,431
  Shares redeemed........     (37,206,858)                --             (56,341)                --
                             ------------         ----------        ------------        -----------
  Net Increase...........      11,463,094          2,469,680             942,087          1,002,238
                             ============         ==========        ============        ===========
  +Includes undistributed
    net investment income    $         --         $       --        $        767        $        --
                             ============         ==========        ============        ===========

  * For the period from December 7, 1998 (commencement of operations) to December 31, 1998.
 **  For the period from September 1, 1999 to December 31, 1999.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     REAL ESTATE FUND
                           -------------------------------------  BLUE CHIP MID CAP FUND    SELECT EQUITY FUND
                              YEAR ENDED         PERIOD ENDED          PERIOD ENDED            PERIOD ENDED
                           DECEMBER 31, 1999  DECEMBER 31, 1998*   DECEMBER 31, 1999**     DECEMBER 31, 1999**
                           -----------------  ------------------  ----------------------  ----------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............     $  327,489          $   40,930            $   (2,580)             $     (816)
  Net realized gain
    (loss) on investment
    transactions.........        (23,744)               (397)              363,732                 (39,740)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (501,401)            (77,227)              978,428               1,055,914
                              ----------          ----------            ----------              ----------
  Net increase (decrease)
    in net assets from
    operations...........       (197,656)            (36,694)            1,339,580               1,015,358
                              ----------          ----------            ----------              ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............       (287,434)            (40,008)                   --                      --
  Net realized gain on
    investments..........             --                  --              (200,633)                     --
  Capital................        (33,588)                 --                    --                      --
                              ----------          ----------            ----------              ----------
  Net decrease in net
    assets from
    distributions........       (321,022)            (40,008)             (200,633)                     --
                              ----------          ----------            ----------              ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,520,721           4,976,999             5,507,059               4,173,176
  Net proceeds from
    reinvestment of
    distributions........        361,030                  --               200,633                      --
  Cost of shares
    redeemed.............       (204,778)                 --               (66,469)                (48,921)
                              ----------          ----------            ----------              ----------
  Net increase in net
    assets from share
    transactions.........      1,676,973           4,976,999             5,641,223               4,124,255
                              ----------          ----------            ----------              ----------
  Total increase in net
    assets...............      1,158,295           4,900,297             6,780,170               5,139,613
NET ASSETS
  Beginning of year......      4,930,297              30,000                    --                      --
                              ----------          ----------            ----------              ----------
  End of year+...........     $6,088,592          $4,930,297            $6,780,170              $5,139,613
                              ==========          ==========            ==========              ==========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............        160,793             497,721               540,109                 410,964
  Shares issued to
    shareholders from
    reinvestment of
    distributions........         41,274                  --                17,371                      --
  Shares redeemed........        (22,074)                 --                (6,246)                 (4,280)
                              ----------          ----------            ----------              ----------
  Net Increase...........        179,993             497,721               551,234                 406,684
                              ==========          ==========            ==========              ==========
  +Includes undistributed
    net investment income     $   21,227          $      525            $       --              $       --
                              ==========          ==========            ==========              ==========


                           INVESTORS FOUNDATION FUND
                                 PERIOD ENDED
                              DECEMBER 31, 1999**
                           -------------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............         $    5,159
  Net realized gain
    (loss) on investment
    transactions.........             12,389
  Net unrealized
    appreciation
    (depreciation) of
    investments..........            403,419
                                  ----------
  Net increase (decrease)
    in net assets from
    operations...........            420,967
                                  ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............             (5,159)
  Net realized gain on
    investments..........             (2,373)
  Capital................                 --
                                  ----------
  Net decrease in net
    assets from
    distributions........             (7,532)
                                  ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................          3,463,017
  Net proceeds from
    reinvestment of
    distributions........              7,532
  Cost of shares
    redeemed.............            (16,985)
                                  ----------
  Net increase in net
    assets from share
    transactions.........          3,453,564
                                  ----------
  Total increase in net
    assets...............          3,866,999
NET ASSETS
  Beginning of year......                 --
                                  ----------
  End of year+...........         $3,866,999
                                  ==========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............            346,363
  Shares issued to
    shareholders from
    reinvestment of
    distributions........                697
  Shares redeemed........             (1,615)
                                  ----------
  Net Increase...........            345,445
                                  ==========
  +Includes undistributed
    net investment income         $       --
                                  ==========

  * For the period from December 7, 1998 (commencement of operations) to December 31, 1998.
 **  For the period from September 1, 1999 to December 31, 1999.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                         SUN CAPITAL                              SUN CAPITAL
                                      MONEY MARKET FUND                   INVESTMENT GRADE BOND FUND
                           ---------------------------------------  ---------------------------------------
                               YEAR ENDED         PERIOD ENDED          YEAR ENDED         PERIOD ENDED
                           DECEMBER 31, 1999   DECEMBER 31, 1998*   DECEMBER 31, 1999   DECEMBER 31, 1998*
                           ------------------  -------------------  ------------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $ 1.000              $ 1.000             $ 9.970              $10.000
                                -------              -------             -------              -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
  Net investment
    income...............         0.045                0.003               0.576                0.034
  Net realized and
    unrealized gain
    (loss) on
    investments..........            --                   --              (0.630)              (0.030)
                                -------              -------             -------              -------
  Total from Investment
    Operations...........         0.045                0.003              (0.054)               0.004
                                -------              -------             -------              -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.045)              (0.003)             (0.576)              (0.034)
  Net realized gain on
    investments..........            --                   --                  --                   --
  Capital................            --                   --                  --                   --
                                -------              -------             -------              -------
  Total distributions....        (0.045)              (0.003)             (0.576)              (0.034)
                                -------              -------             -------              -------
NET ASSET VALUE, END OF
  PERIOD.................       $ 1.000              $ 1.000             $ 9.340              $ 9.970
                                =======              =======             =======              =======
TOTAL RETURN(b)..........          4.63%                0.31%              (0.56)%               0.04%
                                =======              =======             =======              =======
RATIOS AND SUPPLEMENTAL
DATA:
Net Assets, End of Period
  (000's)................       $13,971              $ 2,510             $18,184              $10,026
Ratios to average net
  assets:
  Net expenses(a)........          0.65%                0.65%               0.75%                0.75%
  Gross expenses(a)......          2.70%               12.29%               1.98%                4.10%
  Net investment income
    (loss)(a)............          4.69%                4.48%               6.00%                5.01%
Portfolio turnover
  rate...................      N/A                  N/A                       78%                   3%

  * For the period from December 7, 1998 (commencement of operations) to December 31, 1998.
 ** For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
(a)  Annualized for periods less than one year.
(b) Total Returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                         SUN CAPITAL
                                      REAL ESTATE FUND              SUN CAPITAL BLUE CHIP  SUN CAPITAL SELECT
                           ---------------------------------------      MID CAP FUND           EQUITY FUND
                               YEAR ENDED         PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
                           DECEMBER 31, 1999   DECEMBER 31, 1998*    DECEMBER 31, 1999**   DECEMBER 31, 1999**
                           ------------------  -------------------  ---------------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $ 9.850              $10.000               $10.000               $10.000
                                -------              -------               -------               -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
  Net investment
    income...............         0.477                0.082                    --                    --
  Net realized and
    unrealized gain
    (loss) on
    investments..........        (0.888)              (0.152)                2.683                 2.640
                                -------              -------               -------               -------
  Total from Investment
    Operations...........        (0.411)              (0.070)                2.683                 2.640
                                -------              -------               -------               -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.447)              (0.080)                   --                    --
  Net realized gain on
    investments..........            --                   --                (0.383)                   --
  Capital................        (0.052)                  --                    --                    --
                                -------              -------               -------               -------
  Total distributions....        (0.499)              (0.080)               (0.383)                   --
                                -------              -------               -------               -------
NET ASSET VALUE, END OF
  PERIOD.................       $ 8.940              $ 9.850               $12.300               $12.640
                                =======              =======               =======               =======
TOTAL RETURN(b)..........         (3.98)%              (0.71)%               27.07%                26.40%
                                =======              =======               =======               =======
RATIOS AND SUPPLEMENTAL
DATA:
Net Assets, End of Period
  (000's)................       $ 6,089              $ 4,930               $ 6,780               $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........          1.25%                1.25%                 1.00%                 0.90%
  Gross expenses(a)......          3.39%                7.44%                 4.11%                 4.25%
  Net investment income
    (loss)(a)............          6.09%               12.16%                (0.16)%               (0.06)%
Portfolio turnover
  rate...................            13%                   2%                   51%                   51%


                           SUN CAPITAL INVESTORS
                              FOUNDATION FUND
                               PERIOD ENDED
                            DECEMBER 31, 1999**
                           ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....         $10.000
                                  -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
  Net investment
    income...............           0.015
  Net realized and
    unrealized gain
    (loss) on
    investments..........           1.197
                                  -------
  Total from Investment
    Operations...........           1.212
                                  -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          (0.015)
  Net realized gain on
    investments..........          (0.007)
  Capital................              --
                                  -------
  Total distributions....          (0.022)
                                  -------
NET ASSET VALUE, END OF
  PERIOD.................         $11.190
                                  =======
TOTAL RETURN(b)..........           12.13%
                                  =======
RATIOS AND SUPPLEMENTAL
DATA:
Net Assets, End of Period
  (000's)................         $ 3,867
Ratios to average net
  assets:
  Net expenses(a)........            0.90%
  Gross expenses(a)......            5.12%
  Net investment income
    (loss)(a)............            0.46%
Portfolio turnover
  rate...................              31%

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of six series (each referred to as a "Fund"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), Sun Capital Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), Sun Capital Select Equity Fund ("Select Equity Fund") and Sun Capital Investors Foundation Fund ("Investors Foundation Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. The Blue Chip Mid Cap Fund, the Select Equity Fund and the Investors Foundation Fund commenced operations on September 1, 1999.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sale price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 1999, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                                                    EXPIRES DECEMBER 31,
                                                              ---------------------------------
                                                                   2006              2007
                                                              ---------------   ---------------
Money Market Fund...........................................        $27            $  1,902
Investment Grade Bond Fund..................................         --             195,936
Select Equity Fund..........................................         --              39,497

Under current tax law, certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 1999 the Investment Grade Bond Fund elected to defer $68,796 in net capital losses arising between November 1, 1999 and December 31, 1999.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is a risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund and Investment Grade Bond Fund declare dividends daily from net investment income, if any. The Real Estate Fund, Blue Chip Mid Cap Fund, Select Equity Fund and Investors Foundation Fund distribute net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gains (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. ("Adviser") is the investment adviser to the Money Market Fund, Investment Grade Bond Fund and Real Estate Fund of the Trust under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Select Equity Fund and Investors Foundation Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Select Equity Fund and Investors Foundation Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately: 0.50% of average daily net assets for the Money Market Fund; 0.60% of the average daily net assets for the Investment Grade Bond Fund; 0.95% of the average daily net assets for the Real Estate Fund; 0.80% of the average daily net assets for the Blue Chip Mid Cap Fund; 0.75% of the average daily net

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

assets for the Select Equity Fund; 0.75% of the average daily net assets for the Investors Foundation Fund. The advisory fee for the Blue Chip Mid Cap Fund, Select Equity Fund and Investors Foundation Fund declines to 0.75%, 0.70% and 0.70%, respectively, as each fund's daily net assets exceed $300 million.

LIMITATIONS

The Adviser has agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to 0.65%, 0.75%, 1.25%, 1.00%, 0.90% and 0.90% of average daily net assets for the Money Market Fund, Investment Grade Bond Fund, Real Estate Fund, Blue Chip Mid Cap Fund, Select Equity Fund, and Investors Foundation Fund, respectively. The Adviser has contractually agreed to maintain the above limits until May 1, 2001. For the year ended December 31, 1999, the Adviser waived all investment advisory fees and reimbursed the Funds for other operating expenses in the amounts of $93,993, $81,335, $64,150, $36,963, $33,342, and $38,990 for the Money Market
Fund, Investment Grade Bond Fund, Real Estate Fund, Blue Chip Mid Cap Fund, Select Equity Fund, and Investors Foundation Fund, respectively. To the extent that a fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Investment Grade Bond Fund and the Real Estate Fund for the year ended December 31, 1999 were as follows:

                                                     NON-                       NON-
                                                  GOVERNMENT    GOVERNMENT   GOVERNMENT   GOVERNMENT
                                                   PURCHASES    PURCHASES      SALES        SALES
                                                  -----------   ----------   ----------   ----------
Investment Grade Bond Fund......................  $11,640,602   $7,212,400   $6,451,047   $2,907,906
Real Estate Fund................................    2,207,007           0      648,073             0

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Blue Chip Mid Cap Fund, Select Equity Fund and Investors Foundation Fund for the period from September 1, 1999 (commencement of operations) to December 31, 1999 were as follows:

                                                     NON-                      NON-
                                                  GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                                  PURCHASES    PURCHASES      SALES        SALES
                                                  ----------   ----------   ----------   ----------
Blue Chip Mid Cap Fund..........................  $7,711,032       $0       $2,464,765       $0
Select Equity Fund..............................  5,623,531         0       1,567,739         0
Investors Foundation Fund.......................  4,249,974         0         862,456         0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 1999 were $112,251,773 and $100,652,198, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 1999 were as follows:

                                                                                              NET UNREALIZED
                                                                    GROSS UNREALIZED           APPRECIATION
                                            IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                            ---------------   ------------   --------------   --------------
Money Market Fund.........................    $14,284,286      $        0       $      (0)      $        0
Investment Grade Bond Fund................     18,513,459          10,561        (623,405)        (612,844)
Real Estate Fund..........................      6,583,248          59,174        (620,283)        (561,109)
Blue Chip Mid Cap Fund....................      5,834,589       1,111,903        (159,076)         952,827
Select Equity Fund........................      4,161,295       1,150,225         (94,554)       1,055,671
Investors Foundation Fund.................      3,406,456         556,390        (159,520)         396,870

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1999, the Real Estate Fund hereby designates $8,320 as 20% long-term capital gain dividends.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities of Sun Capital Money Market Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Real Estate Fund, Sun Capital Blue Chip Mid Cap Fund, Sun Capital Select Equity Fund and Sun Capital Investors Foundation Fund (each a portfolio of Sun Capital Advisers Trust) (the "Trust"), including the portfolios of investments, as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and period from December 7, 1998 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Sun Capital Money Market Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Real Estate Fund, Sun Capital Blue Chip Mid Cap Fund, Sun Capital Select Equity Fund and Sun Capital Investors Foundation Fund as of December 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 3, 2000

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      DAVEY S. SCOON, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        HOWARD C. GREENE, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.